SECOND AMENDMENT AND RATIFICATION OF ASSIGNMENT
AGREEMENT WITH CONTINGENT RIGHT OF REVERTER
Effective August 10, 2005

KNOWN ALL MEN BY THESE PRESENTS THAT:

WHEREAS, by that certain Assignment Agreement with Contingent Right of Reverter (hereafter the “Agreement”) made effective as of August 10, 2002 (the “Effective Date”), i-minerals inc. (formerly Alchemy Ventures Ltd. “ALY”) a company incorporated pursuant to the Canada Business Corporations Act (“IMA”), received certain state mineral lease applications from Idaho Industrial Minerals, LLC., an Idaho limited liability company (“IIM”) and Northwest Kaolin, Inc., an Idaho Corporation (“NWK”), collectively, referred to hereinafter as the “Parties”.

WHEREAS, a Memorandum of Assignment Agreement with Contingent Right of Reverter was recorded for notice purposes in the Latah County Recorder’s office at Moscow, ID covering the then lease applications which became mineral leases as more completely described on Exhibit A, attached hereto and incorporated herein.

WHEREAS, ALY changed its name to i-minerals inc. and was continued from jurisdiction of the Company Act (British Columbia) to the jurisdiction of the Canada Business Corporations Act on January 22, 2004 and its wholly owned subsidiary, AlchemyKaolin, Inc., an Idaho incorporated company, changed its name to i-minerals, USA inc. in February 2005. (“IMI”);

WHREAS, IMA, IMI, IIM and NWK amended the Agreement effective August 10, 2005 (“First Amendment”) to extend the term of the Agreement and arrange for additional consideration to IIM and NWK;

WHEREAS, the First Amendment proved difficult for the TSX Venture Exchange (the “TSX.V”) to quickly approve due to the complexity of evaluating the future share consideration, and the parties prefer to avoid such a delay; and.

WHEREAS, the parties now desire to rescind the First Amendment and ratify the Agreement in all its terms except as modified, amended and changed to the extent and in the manner hereinafter provided, effective as of August 10, 2005.

NOW THEREFORE, in consideration of Fifty Thousand (50,000) common shares of IMA to be issued to IIM, as soon as practicable after approval of this amendment by the TSX V, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, we, the undersigned, and each for itself, himself and herself, as the case may be, do hereby:

1.         Revoke the First Amendment and replace it in its entirety with this Second Amendment and Ratification of Assignment Agreement with Contingent Right of Reverter (the “Second Amendment”) effective as of August 10, 2005.

2.         Replace all references to Alchemy Ventures, Ltd. (“ALY”) with i-minerals inc. (“IMA”), respectively, throughout the Agreement, except as herein amended.

3.         Replace in their entirety the sections of the Agreement corresponding to the subsequent numbered sections such that the wording at each such replaced section of the Agreement will read

1.2 Accord and Satisfaction.  The Parties agree that with the issuance of a total of 1,750,000 common shares, plus an additional Fifty Thousand (50,000) common shares as consideration for this Second Amendment, of IMA to IIM, IIM releases any and all interest in the Lease Applications, Leases and Properties, as those capitalized terms are defined in the Agreement, and that IIM acknowledges that it has received full and final consideration of the transfer of the rights to the Lease Applications to IMI.

1.4       Term.   The Term of this Agreement shall commence on the Effective Date and shall continue for a period of six (6) years (the “Term”), unless sooner terminated as provided in this Agreement.

4.         Ratify, adopt and confirm the Agreement in all its terms and provisions as modified, amended and changed herein, and do hereby grant, convey and assign said Lease Applications, Leases and Properties, as more fully described in Exhibit A attached hereto and incorporated by this reference, which description supercedes and replaces all previous descriptions of the Lease Applications, Leases and Properties, unto IMA, its successors, subsidiaries, affiliates and assigns in interest, as fully and completely as if it had originally been named as assignee in said Agreement.

5.         This Second Amendment and all share issuances contemplated herein are subject to the approval of the TSX V.

We, the undersigned, hereby declare that said Assignment Agreement with Contingent Right of Reverter in all its terms and provisions, as herein amended, is binding on us and each of us and is a valid and subsisting Assignment Agreement with Contingent Right of Reverter, which is binding, as herein amended, on the respective heirs, executors, administrators, successors or assigns of the undersigned.

This Second Amendment may be executed in counterparts and a facsimile of the executed signature page shall constitute an original for all purposes.

            IN WITNESS WHEREOF, this Second Amendment has been executed as of the day and year first above written.

IIM:	IMA:
IDAHO INDUSTRIAL MINERALS LLC.	i-minerals, inc.

By /s/ W. Robert Lemke	By /s/ Roger Kauffman
____________President	_____________President

NWK:	IMI:
Northwest Kaolin, INC.	i-minerals USA, inc.

By /s/ W. Robert Lemke	By /s/ Roger Kauffman
____________President	____________President

EXHIBIT A
TO THAT CERTAIN
SECOND AMENDMENT AND RATIFICATION OF ASSIGNMENT
AGREEMENT WITH CONTINGENT RIGHT OF REVERTER

Dated Effective August 10, 2005
By and between i-minerals, inc. and Idaho Industrial Minerals, LLC

MINERAL LEASES HELD BY I-MINERALS USA, INC.
AS OF AUGUST 10, 2005

LEASE No.	Township	Range	Section	Legal Description	Acres
9266	41 North	1 East	18	Lot 2 (SW1/4NW1/4), NE1/4, E1/2NW1/4, W1/2SE1/4, W1/2SE1/4SE1/4	381
9267	41 North	1 East	17	NW1/4, N1/2SW1/4, S2/2SW1/4SE1/2, SE1/4SE1/4, W1/2NE1/4, W1/2NE1/4NE1/4	400
9268	40 North	1 West	6	Lot 9 (SW1/4NW1/4), Lot 10 (NW1/4SW1/4), Lot 11 (SW1/4SW1/4), SE1/4NW1/4, E1/2SW1/4, SE1/4, SW1/4NE1/4	451
9269	40 North	1 West	8	S1/2, NE1/4NE1/4, S1/2NE1/4	440
9272	41 North	1 West	23	Lot 1 (NE1/4NE1/4) Lot 2 (NW1/4NW1/4) Lot 3 (SW1/4NW1/4) Lot 4 (SE1/4NE1/4) Lot 5 (NE1/4SE1/4) Lot 6 (NW1/4SW1/4) Lot 7 (SW1/4SW1/4) Lot 8 (SE1/4SE1/4) E1/2SW1/4, W1/2SE1/4	485
9273	41 North	1 West	22 27	NE1/4SW1/4 Lot 1 (SE1/4SE1/3) Lot 2 (SW1/4SE1/4) Lot 3 (SE1/4SW1/4) Lot 4 (SW1/4SW1/4) W1/3NW1/4, SE1/4NW1/4, S1/2NE1/4, N1/2S1/2	556
9275	41 North	1 West	20 24 36	W1/2NE1/4, NE1/4NE1/4, W1/2SE1/4, SE1/4 SE1/4 Lot 2 (NW1/4NW1/4), Lot 3 (SW1/4NE1/4), E1/2NW1/4, NW1/4NE1/4 SW1/4SE1/4, E1/2SW1/4	562
9276	41 North	1 West	21 22	N1/2 N1/2	640
9279	41 North	1 West	16	Lot 3 (SE1/4SW1/4), Lot 4 (SW1/4SW1/4), NW1/4, N1/3SW1/4, S1/2NE1/4	414
9293	40 North	1 West	17	NW1/4, N1/2NE1/4, SE1/4NE1/4, NW1/4SE1/4	320